Titan Modification Agreement

This Titan Modification Agreement (this "Agreement"), dated as of June 12, 2008, is among:

TITAN GLOBAL HOLDINGS, INC., a Utah corporation ("TGH"), TITAN ELECTRONICS, INC., a Delaware corporation, formerly known as Titan PCB West, Inc. ("Titan Electronics"), TITAN EAST, INC., a Delaware corporation, formerly known as Titan PCB East, Inc. ("Titan East"), OBLIO TELECOM, INC., a Delaware corporation ("Oblio"), TITAN WIRELESS COMMUNICATIONS, INC., a Delaware corporation ("Wireless"), START TALK INC., a Delaware corporation ("Start Talk"), PLANET DIRECT, INC., a Texas corporation, formerly known as Pinless, Inc. ("Planet Direct"), TITAN CARD SERVICES, INC., a Delaware corporation ("Card Services"), TITAN-NEXUS, INC., a Delaware corporation ("Nexus"), TITAN COMMUNICATIONS, INC., a Delaware corporation ("Communications"; and together with TGH, Titan Electronics, Titan East, Oblio, Wireless, Start Talk, Planet Direct, Card Services and Nexus, the "Titan Borrowers");

APPALACHIAN OIL COMPANY, INC., a Tennessee corporation ("Appco") and APPCO-KY, INC., a Tennessee corporation ("Appco-KY");

TITAN APPAREL, INC., a Delaware corporation ("Apparel");

AMERICAN VALUE BRANDS, INC., a Delaware corporation, formerly known as Titan Brands, Inc. ("Brands"; and together with the Titan Borrowers, Appco and Apparel, the "Titan Companies" and each individually, a "Titan Company"); and

GBC FUNDING, LLC, a Delaware limited liability company ("GBC") and GREYSTONE BUSINESS CREDIT II, L.L.C., a Delaware limited liability company ("Greystone"; and together with GBC, the "Lenders", and each a "Lender"; references to "Lender" throughout this Agreement shall mean GBC or Greystone, as applicable).

Recitals

A. Lenders and the Titan Companies are parties to the credit agreements described in Exhibit A hereto (collectively, the "Loan Agreements"), each of which evidences a credit facility extended to on or more of the Titan Companies party thereto (collectively, the "Facilities").

B. The Titan Companies and the Individuals have delivered to Lenders the guaranties described in Exhibit B hereto, supporting obligations under the Facilities.

C. The parties wish to memorialize the following agreements concerning the modification of the Facilities.

Therefore, the parties hereby agree as follows:

1. The USAD Loan Agreement.

a. The §363 Sale. USA Detergents, Inc., a Delaware corporation ("USAD") is currently a debtor-in-possession in a chapter 11 case pending in the United States Bankruptcy Court for the District of Delaware, bearing Case No. 08-10273 (the "chapter 11") and is the borrower under the USAD Loan Agreement. As of May 1, 2008, the balance of loans outstanding under the USAD Loan Agreement is $9,145,343.92 plus accrued interest. Brands has submitted to USAD (with a copy to Lender) a binding written offer to purchase substantially all of the assets of USAD, other than the Excluded Claims (defined below) at a sale to be conducted pursuant to Section 363 of the Federal Bankruptcy Code (the "§363 Sale"). The anticipated purchase price for such assets shall be $4,000,000, which shall be evidenced by Brands' assumption of $4,000,000 of the indebtedness owing under the USAD Loan Agreement (the "Assumed USAD Debt", and all obligations owing under the USAD Loan Agreement other than the Assumed USAD Debt are referred to herein as the "Retained USAD Debt"). Brands and Lender shall use reasonable efforts to cause such sale to be approved by the court (subject to a customary break-up fee and bid protection reasonably acceptable to Brands) and closed as soon as reasonably practicable thereafter.

b. The Brands Loan Agreement. Commencing with the date on which the §363 Sale is closed, Lender and Brands shall amend and restate the Assumed USAD Debt on terms mutually acceptable to Lender and Brands in order to provide ongoing working capital financing to Brands based on the value of Brands' existing and future receivables and inventory, and in accordance with the advance rates and other terms set forth in the USAD Loan Agreement, except as agreed otherwise by Lender. Lender's commitment to provide such financing shall be subject to customary documentation and conditions precedent reasonably satisfactory to Lender and shall contain other terms and conditions to be agreed upon by the parties as set forth in a new loan and security agreement (the "Brands Loan Agreement") and such other documentation as Lender shall require.

c. The Excluded Claims. For purposes hereof, the term "Excluded Claims" shall refer to all existing or potential causes of action that USAD may have against Classic Candles Company, LLC, Church & Dwight Co., Inc., Uri M. Evan and Daniel Bergman, but shall not refer to any independent claims that any of the Titan Companies or Lender may have independently against such parties (referred to, respectively, as the "Titan Company Claims" and the "Lender Claims"). The Titan Companies shall use their best efforts to cause USAD to vigorously litigate and otherwise pursue the Excluded Claims and the Titan Companies hereby agree to fund all costs and expenses associated therewith.

d. Satisfaction of Remaining USAD Obligations.

(i) Lender agrees that its maximum recovery for unpaid Retained USAD Debt under (A) the Titan-USAD Guaranty, (B) the Appco-USAD Guaranty and (C) any other guaranties or collateral securing the Retained USAD Debt given by parties other than USAD (the "Other Guarantors") (such maximum recovery being referred to as the "Maximum Guarantied Amount") shall be limited to the sum of (x) fifty percent

(50%) of the first $4,000,000 of Retained USAD Debt outstanding on the date occurring eighteen (18) months after the date of this Agreement (the "Settlement Date") and (y) one hundred percent (100%) of all Retained USAD Debt outstanding on the Settlement Date in excess of $4,000,000. For this purpose, Retained USAD Debt shall be determined after application of all recoveries indefeasibly received by Lender in respect of the Excluded Claims or other assets of USAD prior to the Settlement Date. The Maximum Guarantied Amount owing as of the Settlement Date shall be payable by the guarantors under the Titan-USAD Guaranty and the Appco-USAD Guaranty and the Other Guarantors in thirty-six (36) equal monthly installments payable on the first day of each month commencing on the first day of the month immediately following the Settlement Date, together with interest on the balance outstanding from time to time at the Prime Rate as in effect from time to time (the "Guaranty Payments").

(ii) All amounts received by the Titan Companies in respect of the Titan Company Claims and indefeasibly paid to Lender and all amounts received by Lender in respect of the Lender Claims, whether before or after the Settlement Date, shall be applied to the Retained USAD Debt until the Retained USAD Debt is paid in full.

(iii) All recoveries indefeasibly received by Lender from and after the Settlement Date in respect of the Excluded Claims or other assets of USAD or the Titan Company Claims shall be applied as follows to reduce the remaining Guaranty Payments in the inverse order of their maturity: (A) one hundred percent (100%) of the recoveries required to reduce the outstanding balance of the Retained USAD Debt to $4,000,000 and (B) fifty percent (50%) of all such recoveries that reduce the Retained USAD Debt below $4,000,000.

2. The Titan Loan Agreement.

a. Oblio Overadvance. Any overadvance to the Oblio Borrowers (as defined in the Titan Loan Agreement) existing as of September 1, 2008 (the "Oblio Overadvance") shall be amortized in thirty-six (36) equal monthly installments, payable on the first day of each month commencing September 5, 2008. All payments made in respect of the Oblio Overadvance in excess of such scheduled installments shall be applied to such installments in the order of their maturity. For this purpose, loan availability of the Oblio Borrowers that is permanently blocked by Lender after the date of this Agreement under the Titan Loan Agreement in a manner satisfactory to Lender shall be deemed to constitute a payment in respect of the Oblio Overadvance, but only so long as such loan availability is predicated on collateral that remains eligible under the Titan Loan Agreement.

b. Nexus.

(i) Crivello Group, LLC, a Florida limited liability company (the "Crivello Group") has made an unsecured subordinated loan in the principal amount of $250,000 to Nexus (the "Subordinated Loan"). The following terms shall govern the Subordinated Loan:

(A) The Subordinated Loan shall be subordinated to all obligations owing by Nexus to Lender pursuant to a subordination agreement in form and substance satisfactory to Lender.

(B) The Subordinated Loan shall be repayable in equal consecutive installments of $25,000 per month, payable on the first day of each month, commencing June 1, 2008. In addition, proceeds arising from the sale of Nexus shall be applied to reduce the Subordinated Loan until it is paid in full.

(C) The proceeds of the Subordinated Loan shall be used by Nexus only for working capital in the operation of its business.

(ii) The Titan Loan Agreement shall be amended to include new financial covenants for Nexus acceptable to Lender and Nexus.

(iii) Nexus has advised Lender that it has previously established a lockbox for proceeds of its receivables, as required by the Titan Loan Agreement. On or before May 15, 2008, Nexus shall provide notification to its account debtors, in a manner satisfactory to Lender, to make all payments directly to the lockbox.

(iv) Lender hereby consents to the transfer after the date hereof by Nexus to the Crivello Group of the fee interest in the facility located in Brandon, VT in partial satisfaction of indebtedness owing by Nexus or Titan to the Crivello Group.

c. Planet Direct.

(i) Commencing with the date hereof, Lender agrees to consider making advances under the Titan Loan Agreement against receivables owing by customers of Planet Direct arising after the date hereof ("New Planet Direct Receivables"), on a case-by-case basis, in an amount not to exceed $100,000 per customer, and subject to an overall sublimit of $3,000,000. New Planet Direct Receivables shall not be eligible for consideration unless the customer shall have executed and delivered to Lender (A) a promissory note, in form and substance acceptable to Lender, evidencing the obligation of such customer to pay all past due invoices, if any, (or any applicable settlement amount, if such settlement amount has been settled for an amount, and otherwise in a manner, acceptable to Lender), owing by such customer to Oblio in not more than eighteen (18) equal consecutive monthly installments, payable on the first day of each month commencing with the month after such note is executed and (B) payment of the first installment of principal due under such promissory note. All such promissory notes shall be collaterally assigned to Lender as further security for the obligations owing under the Titan Loan Agreement.

(ii) All payments received by Lender from such customers (other than payments representing installments under any promissory note executed by such customer pursuant to subparagraph (i)(A) above) shall be applied, first, to the advances made by Lender against New Planet Direct Receivables owing by such customer and,

second, to the installments owing under any such promissory note in the inverse order of their maturity; in each case regardless of how such payments may be designated for payment by the customer.

(iii) After the date hereof, Lender will consider consenting to the transfer to Planet Direct of receivables owned by Oblio, on terms and conditions acceptable to Lender and its counsel; provided, that such receivables shall not constitute eligible receivables under Planet Direct's loan facility under the Titan Loan Agreement.

3. The Appco Loan Agreement.

a. Lockboxes and Blocked Accounts. On or before June 30, 2008, Appco shall be required to establish such lockbox and blocked account agreements as Lender shall specify, and shall provide notification to its account debtors to make all payments directly to such lockboxes, all in form and substance satisfactory to Lender.

b. Consent to Transfer of Certain Real Estate. Lender hereby consents to the transfer after the date hereof by Appco to the Crivello Group of the vacant real estate located in Irvine, Ky (old Appco #76), Rose Hill, VA, and Big Stone Gap, VA (old Appco #47) in partial satisfaction of indebtedness owing by Appco or Titan to the Crivello Group.

4. Documentation of Leasehold Mortgages.

As of the date hereof, Appco has agreed to provide Lender with certain specified leasehold mortgages, together with supporting landlord's waivers and other documentation requested by Lender (the "Required Leasehold Mortgages"). Appco agrees to use its best efforts to deliver the Required Leasehold Mortgages to Lender on or before June 30, 2008, in form and substance satisfactory to Lender. If all of the Required Leasehold Mortgages have not been delivered to Lender by June 30, 2008, the monthly amortization payments under the Appco Loan Agreement shall be subject to change, beginning July 1, 2008, from its current level of $75,000 per month, according to the following terms:

a. The maximum amount of such potential increase (the "Accelerated Amortization") shall be $150,000 per month; however, the precise amount of the Accelerated Amortization will depend on the collateral value of any Required Leasehold Mortgages that Appco has failed to deliver by June 30, 2008. Thus, assuming that, as of June 30, 2008, Appco has delivered none of Required Leasehold Mortgages, the amount of the Accelerated Amortization will be the full $150,000 per month. On the other hand, if as of June 30, 2008, Appco has delivered some, but not all, of the Required Leasehold Mortgages, the Accelerated Amortization will be increased by only a certain percentage of $150,000, where such percentage is determined by multiplying $150,000 by the percentage (determined by value) of the Required Leasehold Mortgages that Appco has failed to deliver by June 30, 2008.

b. Thereafter, as Required Leasehold Mortgages are delivered to Lender, the Accelerated Amortization will be reduced by the proportionate value of such leasehold mortgages, so that at any given time, the amount of the Accelerated

Amortization will be proportional to the collateral value of the undelivered Required Leasehold Mortgages. Thus, for example, if on September 1, 2008, Appco has only failed to deliver to Greystone leasehold mortgages having a collateral value of 20% of the value of all of the Required Leasehold Mortgages, the amount of the Accelerated Amortization will be 20% of $150,000, or $30,000.

c. In addition, if leasehold mortgages on new properties (not included in the pool of Required Leasehold Mortgages) are delivered to Lender, with supporting appraisals and documentation acceptable to Lender, then the collateral value of these leasehold mortgages can count towards the Required Leasehold Mortgages that Appco has otherwise failed to deliver to Lender, and the Accelerated Amortization will be reduced proportionately in accordance with the calculations set forth in this Paragraph 4.

d. All decreases in Accelerated Amortization shall be 're-lent" to Appco, as if the leasehold mortgages that generated such decreases (or any substitute new leasehold mortgages) had been delivered to Lender on or before June 30, 2008.

5. The Apparel Loan Agreement.

a. The Apparel Merger. Apparel has advised Lender that it intends, subject to Lender's prior written consent, to merge with a public company to be identified by TGH, upon the acquisition of a controlling interest in such company by TGH, its affiliates or its controlling shareholders. Upon consummation of such merger (the "Apparel Merger"), and as a condition to Lender's consent thereto, Lender shall be issued common shares, warrants or a profit participation (or some combination thereof) in the merged entity "Post-Merger Apparel"), in an amount and on other terms acceptable to Apparel and Lender. Notwithstanding the foregoing, Lender shall not receive any economic benefit therefrom until Post-Merger Apparel and its affiliates have received public equity contributions and/or net profits in an aggregate amount equal to the total exposure by the respective guarantors under the Titan-USAD Guaranty and the Appco-USAD Guaranty (net of the Guaranty Reduction). So long as any of the Loan Agreements are in effect, TGH shall continue to own at least eighty percent (80%) of the issued and outstanding capital stock of Post-Merger Apparel, unless Lender shall agree to a lower percentage based upon TGH's need to reduce its percentage of ownership below 80% in connection with the issuance of securities, on terms and conditions mutually acceptable to Lender.

b. Apparel Overadvance. As soon as reasonably practicable after the date hereof, Lender shall increase the overadvance under the Apparel Loan Agreement by $1,200,000 (to $2,000,000) (the "Additional Apparel Overadvance"), on the following terms:

(i) The precise amount of the Additional Apparel Overadvance shall be based on projections and proposed uses approved by Lender.

(ii) Concurrently with the execution of this Agreement, TGH shall provide Lender with a "capital integrity letter", in the form attached hereto as Exhibit F,

in which TGH and its subsidiaries agree to support the working capital needs of Apparel in excess of the Additional Apparel Overadvance .

(iii) Beginning twenty-four (24) months from the date hereof, the outstanding balance of the Overadvance Amount (defined in the Apparel Loan Agreement) shall begin to be amortized in twenty-four (24) equal monthly installments, together with interest at 3.50% in excess of over current rate otherwise applicable under the Titan Loan Agreement.

(iv) As partial security for the Additional Apparel Overadvance, TGH will increase the maximum liability under the Parent Guaranty from $600,000 to $2,500,000; provided, that:

(A) The maximum liability under Parent Guaranty will subsequently decrease in the following manner:

(1) If the Overadvance Amount drops below $2,000,000, and until such overadvance reaches $1,000,000, the maximum liability under the Parent Guaranty will reduce, dollar for dollar, until the Overadvance Amount is reduced to $1,000,000 (at which point, the maximum liability under the Parent Guaranty would be $1,500,000);

(2) If the Overadvance Amount drops further (even by a nominal amount), the maximum liability under the Parent Guaranty will immediately drop to $600,000, and remain at $600,000 until the Overadvance Amount drops to $600,000;

(3) If the Overadvance Amount drops below $600,000, the maximum liability under the Parent Guaranty will drop, dollar-for-dollar, with each drop in the amount of the Overadvance Amount.

(B) If, after any of the decreases described in clause (A) above, the Overadvance Amount increases, the maximum liability under the Parent Guaranty will be increased to the appropriate level reflected in said clause (A).

6. Ownership Interest in the Apparel.

Lender shall receive an ownership interest in Post-Merger Apparel on the following terms:

a. The equity interest that Lender is to receive in Post-Merger Apparel has two components:

(i) Lender shall be issued common stock of Post-Merger Apparel equal to 9.99% of its issued and outstanding equity, calculated on a fully-diluted basis; and

(ii) Lender shall also be issued warrants, exercisable immediately and at any point thereafter for an aggregate exercise price of $.01, for an aggregate amount of common stock of Post-Merger Apparel equal to 9.99% of Post-Merger Apparel's issued and outstanding equity, calculated on a fully-diluted basis at the exercise date.

b. To the extent permitted by Rule 144 of the Securities Act of 1933, all such common stock and warrants shall be freely transferable by Lender and not subject to any restrictions, contractual or otherwise, and, for the time period prior to the date that Post-Merger Apparel become publicly registered as further described below, Lender will receive customary protections related to preemptive and other minority stockholder rights.

c. In addition, because the Apparel Merger could occur some time in the future, Lender, as of June 1, 2008, shall be entitled to receive the equivalent equity interest in Apparel (which will convert into the agreed-upon equity interest in Post-Merger Apparel once the Apparel Merger has occurred).

d. Post-Merger shall guaranty the obligations under the Loan Agreements in a manner acceptable to Lender, which guaranty shall be secured by substantially all of the assets of Post-Merger Apparel.

7. Ownership Interest in Other Merged Entity.

It is contemplated that, in addition to the Apparel Merger, another of the Companies will, after the date hereof, merge with a public company to be identified by TGH (subject to Lender's prior written consent). In the event that such merger occurs, Lender agrees to consider becoming an owner of an equity interest in such merged entity, on terms to be discussed; provided, that Lender's decision as to whether to do so shall be based upon due diligence to be conducted by Lender after the date hereof, it being understood that Lender may decide in its sole discretion not to become an owner; provided further, that such merged shall guaranty the obligations under the Loan Agreements in a manner acceptable to Lender, which guaranty shall be secured by substantially all of the assets of such merged entity .

8. Release and Reduction of Collateral and Guaranties.

(i) In the event that that Appco wishes to merge with another company without the prior repayment in full of all obligations owing under the Appco Loan Agreement, Lender agrees to release the Appco-USAD Guaranty and the Appco-Titan Guaranty only if:

(A) (x) the Oblio Overadvance and the overadvance under the USAD Loan Agreement are reduced by an aggregate amount of $2,000,000 (the "Oblio/USAD Release Price") and (y) the overadvance under the Apparel Loan Agreement is reduced by $1,250,000 (that is, the Overadvance Amount must be reduced from $2,000,000 to $750,000) (the "Apparel Release Price" and, together with the Oblio/USAD Release Price, the "Required Release Price"). However, the Apparel Release Price is subject to increase or decrease as follows: (1) the Apparel Release Price decreases, dollar for dollar, if the Overadvance Amount falls below $2,000,000; (2) when the Overadvance Amount drops down to $1,000,000, the Apparel Release Price is restored to its original amount of $250,000 (and the Apparel Release Price shall remain at $250,000 even if the Overadvance Amount drops below $1,000,000); and (3) if the Overadvance Amount increases again, the Apparel Release Price also increases, dollar for dollar, but never above $1,250,000;

(B) the documentation described in Paragraph 4 hereof shall have been completed in a manner satisfactory to Lender; and

(C) TGH shall guaranty the remaining obligations owing by Appco in a manner acceptable to Lender, and TGH shall covenant that, so long as such guaranty shall remain in effect, TGH shall continue to own at least 80% of the issued and outstanding capital stock of Appco (post-merger).

(ii) In the event that (A) all obligations owing under the Appco Loan Agreement are paid in full and (B) the Required Paydowns have occurred, Lender agrees to release the Appco-USAD Guaranty and the Appco-Titan Guaranty.

(iii) In the event that (A) all obligations owing under the Appco Loan Agreement are paid in full and (B) the Required Paydowns have not occurred, Lender will not release Appco-USAD Guaranty and the Appco-Titan Guaranty. However, in that event Lender will agree not to exercise its rights and remedies under the Appco-USAD Guaranty or the Appco-Titan Guaranty for a period of time to be determined by Lender in its sole discretion (the "Standback"), provided that (x) all of the documentation described in Paragraph 4 hereof shall have been completed in a manner satisfactory to Lender and (y) the Standback shall be documented in a manner acceptable to Lender in its sole discretion.

9. Interest surcharges.

Commencing May 1, 2008:

a. Any overdavance under the Apparel Loan Agreement (including without limitation the Additional Apparel Overadvance) shall bear interest at the applicable rate provided in the applicable Loan Agreement plus a surcharge of 3.50%; and

b. All other obligations owing under all of the Loan Agreements (i) with respect to which a specific interest rate is not specified in this Agreement and (ii) for which Lender obtains funding under Lender's higher-interest-rate financing source, shall bear interest at the applicable rate provided in the applicable Loan Agreement plus a surcharge of 1.75%; provided, that, to the extent that excess availability exists under any of the Loan Agreements, a portion of the outstanding loans under such facility equal to the amount of such excess availability at any given time shall not be charged such surcharge.

10. Credit Committee Approval.

Lenders' obligations under this Agreement are subject to the prior approval of Lender's Credit Committee.

11. Releases; Waiver.

On the date hereof: (i) the Titan Companies and the Individuals shall execute and deliver to the Lenders a general release in the form attached hereto as Exhibit C and (ii) GBC shall execute and deliver to the Titan Borrowers a waiver, in the form of Exhibit D attached hereto, of the existing default under the Titan Loan Agreement described in said Exhibit D.

12. Ratification of Loan Documents.

Except as expressly modified by, or pursuant to, this Agreement, no other changes or modifications to the Loan Documents (as defined in each of the documents listed on Exhibit A hereto) are intended or implied, and in all other respects the Loan Documents are hereby ratified, restated and confirmed by all parties hereto as of the effective date hereof and shall continue in full force and effect as valid and binding agreements of each such person or entity enforceable against such person or entity. To the extent of any conflict between the terms of this Agreement and the other Loan Documents, the terms of this Agreement shall govern and control. This Agreement supersedes all other agreements, written or oral, entered into among Lenders and one or more of the Titan Companies relating to the subject matter hereof, including without limitation (i) the letter agreement re: application of proceeds dated December 14, 2007, between Greystone and Apparel and (ii) the letter agreement dated December 14, 2007, between Greystone and TGH.

13. Documentation.

Attached hereto as Exhibit E is a list of the documentation required to evidence the transaction described in this Agreement. The Titan Companies and the Individuals hereby agree to execute and deliver to such documentation within the applicable time periods specified in Exhibit E, and their failure to do so shall constitute an Event of Default under the Loan Agreements.

14. Further Assurances.

The Within thirty (30) days of the date hereof except as otherwise specified herein, the parties hereby agree to execute and deliver such agreements, instruments and documents as the Lenders shall request in order to evidence and carry out the transactions described in this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

TITAN GLOBAL HOLDINGS, INC., a Utah corporation

By: ______________________________
Name: Bryan Chance
Title: President & CEO

TITAN ELECTRONICS, INC., a Delaware corporation (formerly known as Titan PCB West, Inc.)

By: ______________________________
Name: Mike Kadlec
Title: President

OBLIO TELECOM, INC., a Delaware corporation

By: ______________________________
Name: Kurt Jensen
Title:CEO

TITAN WIRELESS COMMUNICATIONS, INC., a Delaware corporation

By: ______________________________
Name: Kurt Jensen
Title: President

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

TITAN GLOBAL HOLDINGS, INC., a Utah corporation

By: ______________________________

Name: ______________________________

Title: ______________________________

TITAN ELECTRONICS, INC., a Delaware corporation (formerly known as Titan PCB West, Inc.)

By: ______________________________

Name: MIKE KADVEC

Title: PRESIDENT

OBLIO TELECOM, INC., a Delaware corporation

By: ______________________________

Name: ______________________________

Title: ______________________________

TITAN WIRELESS COMMUNICATIONS, INC., a Delaware corporation

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

TITAN GLOBAL HOLDINGS, INC., a Utah corporation

By: ______________________________
Name: Bryan Chance
Title: President & CEO

TITAN ELECTRONICS, INC., a Delaware corporation (formerly known as Titan PCB West, Inc.)

By: ______________________________
Name: Mike Kadlec
Title: President

OBLIO TELECOM, INC., a Delaware corporation

By: ______________________________
Name: Kurt Jensen
Title:CEO

TITAN WIRELESS COMMUNICATIONS, INC., a Delaware corporation

By: ______________________________
Name: Kurt Jensen
Title: President

START TALK INC., a Delaware corporation

By: ______________________________

Name: Bryan Chance

Title: President

PLANET DIRECT, INC., a Texas corporation (formerly known as Pinless, Inc.)

By: ______________________________

Name: Kurt Jepsen

Title: President

TITAN CARD SERVICES, INC., a Delaware corporation

By: ______________________________

Name: Bryan Chance

Title:

TITAN-NEXUS, INC., a Delaware corporation

By: ______________________________

Name: Bryan Chance

Title: President

TITAN COMMUNICATIONS, INC., a Delaware corporation

By: ______________________________

Name: Kurt Jensen

Title: CEO

START TALK INC., a Delaware corporation

By: ______________________________
Name: Bryan Chance
Title: President

PLANET DIRECT, INC., a Texas corporation (formerly known as Pinless, Inc.)

By: ______________________________
Name: Kurt Jensen
Title: President

TITAN CARD SERVICES, INC., a Delaware corporation

By: ______________________________
Name: Bryan Chance
Title:

TITAN-NEXUS, INC., a Delaware corporation

By: ______________________________
Name: Bryan Chance
Title: President

TITAN COMMUNICATIONS, INC., a Delaware corporation

By: ______________________________
Name: Kurt Jensen
Title: CEO

TITAN EAST, INC., a Delaware, corporation (formerly known as Titan PCB East, Inc.)

By: ______________________________

Name: Bryan Chance

Title: President

APPALACHIAN OIL COMPANY, INC., a Tennessee corporation

By: ______________________

Name: Bryan Chance

Title: President

APPCO-KY, INC., a Tennessee corporation

By: ______________________

Name: Bryan Chance

Title: President

TITAN APPAREL, INC., a Delaware corporation

By: ______________________________

Name: Kurt Jensen

Title: Chairman

AMERICAN VALUE BRANDS, INC., a Delaware corporation, formerly known as Titan Brands, Inc.

By:____________________________

Name: Michael Berg

Title: President

LENDERS:

GBC FUNDING, LLC, a Delaware limited liability company

By: ____________________________
Name: __________________________
Title: ___________________________

GREYSTONE BUSINESS CREDIT II, L.L.C., a Delaware limited liability company

By: ____________________________
Name: __________________________
Title: ___________________________

1. Loan and Security Agreement dated as of December 29, 2006, among the Titan Borrowers and GBC (as assignee of Greystone) (as amended, modified and supplemented from time to time, the "Titan Loan Agreement")

2. Loan and Security Agreement dated as of September 17, 2007, among Appco, the lenders from time to time party thereto (the "Appco Lenders") and Greystone, for itself and as agent (in such capacity, the "Appco Agent") for all Appco Lenders (as amended, modified and supplemented from time to time, the "Appco Loan Agreement")

3. Loan and Security Agreement dated as of December 27, 2006, between USAD and GBC (as assignee of Greystone) (as amended, modified and supplemented from time to time, the "USAD Loan Agreement")

4. Loan and Security Agreement dated as of December 14, 2007, among Apparel and GBC (as amended, modified and supplemented from time to time, the "Apparel Loan Agreement")

EXHIBIT B

1. Corporate Guaranty, dated as of September 17, 2007, made by Appco-KY, guaranteeing all of the obligations of Appco (as amended, modified and supplemented from time to time, the "Appco-KY Guaranty")

2. Corporate Guaranty, dated as of September 17, 2007, made by Appco and Appco-KY, guaranteeing all of the obligations of the Titan Borrowers (as amended, modified and supplemented from time to time, the "Appco-Titan Guaranty")

3. Corporate Guaranty, dated as of October 17, 2007, made by Appco and Appco-KY, guaranteeing all of the obligations of USAD (as amended, modified and supplemented from time to time, the "Appco-USAD Guaranty")

4. Corporate Guaranty, dated as of September 17, 2007, made by the Titan Borrowers, guaranteeing all of the obligations of Appco (as amended, modified and supplemented from time to time, the "Titan-Appco Guaranty")

5. Corporate Guaranty, dated as of October 17, 2007, made by the Titan Borrowers, guaranteeing all of the obligations of USAD (as amended, modified and supplemented from time to time, the "Titan-USAD Guaranty")

6. Corporate Guaranty, dated as of October 15, 2007, made by USAD, guaranteeing all of the obligations of the Titan Borrowers (as amended, modified and supplemented from time to time, the "USAD-Titan Guaranty")

7. Corporate Guaranty, dated as of October 15, 2007, made by USAD, guaranteeing all of the obligations of Appco (as amended, modified and supplemented from time to time, the "USAD-Appco Guaranty")

8. Corporate Guaranty, dated as of November 30, 2007, made by Nexus guaranteeing all of the obligations of the Titan Borrowers (as amended, modified and supplemented from time to time, the "Nexus Guaranty")

9. Corporate Guaranty, dated as of December 14, 2007, made by Communications, guaranteeing all of the obligations of the Titan Borrowers (as amended, modified and supplemented from time to time, the "Communications Guaranty")

10. Guaranty, dated as of December 14, 2007, made by Apparel, guaranteeing certain obligations of Global Brand Marketing Inc., not to exceed $3,000,000 (as amended, modified and supplemented from time to time, the "Apparel Guaranty")

11. Parent Guaranty, dated as of December 14, 2007, made by TGH, guaranteeing certain obligations of Apparel, not to exceed $450,000 (as amended, modified and supplemented from time to time, the "Parent Guaranty")

12. Corporate Guaranty, dated as of October 17, 2007, made by Card Services, guaranteeing all of the obligations of Appco (as amended, modified and supplemented from time to time, the "Card Services Guaranty")

EXHIBIT C

[Form of General Release]

Reference is hereby made to (i) the Loan and Security Agreements described in Exhibit A attached hereto (the "Loan Agreements") and (ii) the Titan Modification Agreement of even date herewith (the "Titan Modification Agreement") among the undersigned, Greystone Business Credit II, L.L.C. and GBC Funding, LLC (individually, a "Lender" and collectively, "the Lenders").

In consideration of the agreements of the Lenders contained in the Titan Modification Agreement and the Loan Agreements and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned, on behalf of itself and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the undersigned and all such other Persons being hereinafter referred to collectively as the "Releasing Parties" and individually as a "Releasing Party", hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges each of the Lenders, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which each of the undersigned or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date of this Release, including, without limitation, for or on account of, or in relation to, or in any way in connection with this Release, the Loan Agreements, the other Loan Documents (as defined in each of the Loan Agreements) or the transactions thereunder.

Each of undersigned understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

Each of the undersigned hereby represents and warrants to the Lenders that the execution, delivery, and performance of this Release are within its corporate or organizational powers, have been duly authorized by all necessary corporate or other organizational powers or action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any

IN WITNESS WHEREOF, the parties hereto have caused this Release to be duly executed and delivered by their duly authorized officers as of this ___ day of May, 2008.

TITAN GLOBAL HOLDINGS, INC., a Utah corporation

By:
Name: Bryan Chance
Title: President & CEO

TITAN ELECTRONICS, INC., a Delaware corporation, formerly known as Titan PCB West, Inc.

By: ____________________
Name: Mike Kadlec
Title: President

OBLIO TELECOM, INC., a Delaware corporation

By:
Name:
Title:

TITAN WIRELESS COMMUNICATIONS, INC., a Delaware corporation

By:
Name: Kurt Jensen
Title: President

START TALK INC., a Delaware corporation

By:
Name: Bryan Chance
Title: President

contract or undertaking to which it is a party or by which any of its properties is or may be bound or affected.

Each of the undersigned agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Release to be duly executed and delivered by their duly authorized officers as of this ___ day of ~~May~~ June, 2008.

TITAN GLOBAL HOLDINGS, INC., a Utah corporation

By: ______________________
Name: Bryan Chance
Title: President & CEO

TITAN ELECTRONICS, INC., a Delaware corporation, formerly known as Titan PCB West, Inc.

By: ______________________
Name: Mike Kadlec
Title:President

OBLIO TELECOM, INC., a Delaware corporation

By: ______________________
Name: Kurt Jensen
Title: CEO

contract or undertaking to which it is a party or by which any of its properties is or may be bound or affected.

Each of the undersigned agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Release to be duly executed and delivered by their duly authorized officers as of this ___ day of ~~May~~ June, 2008.

TITAN GLOBAL HOLDINGS, INC., a Utah corporation

By: ______________________________

Name: Bryan Chance
Title: President & CEO

TITAN ELECTRONICS, INC., a Delaware corporation, formerly known as Titan PCB West, Inc.

By: ______________________________

Name: Mike Kadlec
Title:President

OBLIO TELECOM, INC., a Delaware corporation

By: ______________________________

Name: Kurt Jensen
Title: CEO

TITAN WIRELESS COMMUNICATIONS, INC., a Delaware corporation

By: ______________________

Name: Kurt Jensen

Title: President

START TALK INC., a Delaware corporation

By: ______________________

Name: Bryan Chance

Title: President

PLANET DIRECT, INC., a Texas corporation, formerly known as Pinless, Inc.

By: ______________________

Name: Kurt Jensen

Title: President

TITAN CARD SERVICES, INC., a Delaware corporation

By: ______________________

Name: Bryan Chance

Title:

TITAN-NEXUS, INC., a Delaware corporation

By: ______________________

Name: Bryan Chance

Title: President

TITAN WIRELESS COMMUNICATIONS, INC., a Delaware corporation

By: ______________________
Name: Kurt Jensen
Title: President

START TALK INC., a Delaware corporation

By: ______________________
Name: Bryan Chance
Title: President

PLANET DIRECT, INC., a Texas corporation, formerly known as Pinless, Inc.

By: ______________________
Name: Kurt Jensen
Title: President

TITAN CARD SERVICES, INC., a Delaware corporation

By: ______________________
Name: Bryan Chance
Title:

TITAN-NEXUS, INC., a Delaware corporation

By: ______________________
Name: Bryan Chance
Title: President

TITAN COMMUNICATIONS, INC., a
Delaware corporation

By: ______________________________
Name: Kurt Jensen
Title: CEO

TITAN EAST, INC., a Delaware corporation, (formerly known as Titan PCB East, Inc.)

By: ______________________

Name: Bryan Chance

Title: President

APPALACHIAN OIL COMPANY, INC., a Tennessee corporation

By: ______________________________

Name: Bryan Chance

Title: President

APPCO-KY, INC., a Tennessee corporation

By: ______________________________

Name: Bryan Chance

Title:President

TITAN APPAREL, INC., a Delaware corporation

By: ____________________________

Name: Kurt Jensen

Title: Chairman

AMERICAN VALUE BRANDS, INC., a Delaware corporation, formerly known as Titan Brands, Inc.

By: ______________________
Name: Michael Berg
Title: President

ACCEPTED AND ACKNOWLEDGED:

LENDERS:

GBC FUNDING, LLC, a Delaware limited liability company

By: ______________________
Name: ______________________
Title: ______________________

GREYSTONE BUSINESS CREDIT II, L.L.C., a Delaware limited liability company

By: ______________________
Name: ______________________
Title: ______________________

TITAN BRANDS, INC., a Delaware corporation

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED:

LENDERS:

GBC FUNDING, LLC, a Delaware limited liability company

By:
Name:
Title:

GREYSTONE BUSINESS CREDIT II, L.L.C., a Delaware limited liability company

By:
Name:
Title:

Loan and Security Agreement dated as of December 29, 2006, among the Titan Borrowers and GBC (as assignee of Greystone) (as amended, modified and supplemented from time to time, the "Titan Loan Agreement")

Loan and Security Agreement dated as of September 17, 2007, among Appco, the lenders from time to time party thereto (the "Appco Lenders") and Greystone, for itself and as agent (in such capacity, the "Appco Agent") for all Appco Lenders (as amended, modified and supplemented from time to time, the "Appco Loan Agreement")

Loan and Security Agreement dated as of December 27, 2006, between USAD and GBC (as assignee of Greystone) (as amended, modified and supplemented from time to time, the "USAD Loan Agreement")

Loan and Security Agreement dated as of December 14, 2007, among Apparel and GBC (as amended, modified and supplemented from time to time, the "Apparel Loan Agreement")

EXHIBIT D

[Form of Waiver]

THIS WAIVER TO LOAN AND SECURITY AGREEMENT (this "Waiver") is entered into as of June __, 2008, by GBC Funding, LLC ("Lender") in favor of TITAN GLOBAL HOLDINGS, INC., a Utah corporation ("TGH"), TITAN ELECTRONICS, INC., formerly known as Titan PCB West, Inc. ("Titan Electronics"), TITAN EAST, Inc., a Delaware corporation, formerly known as Titan PCB East, Inc. ("Titan East"), OBLIO TELECOM, INC., a Delaware corporation ("Oblio"), TITAN WIRELESS COMMUNICATIONS, INC., a Delaware corporation ("Wireless"), START TALK INC., a Delaware corporation ("Start Talk"), PLANET DIRECT, INC., formerly known as Pinless, Inc. ("Planet Direct"), TITAN CARD SERVICES, INC., a Delaware corporation ("Card Services"), TITAN-NEXUS, INC., a Delaware corporation ("Nexus"), TITAN COMMUNICATIONS, INC., a Delaware corporation ("Communications"; and together with TGH, Titan Electronics, Titan East, Oblio, Wireless, Start Talk, Planet Direct, Card Services and Nexus, "Borrowers").

WITNESSETH

WHEREAS, Borrowers and Lender are parties to that certain Loan and Security Agreement dated as of December 29, 2006 (as amended, modified and supplemented from time to time, the "Loan Agreement"; capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Loan Agreement);

WHEREAS, Borrowers have informed Lender that an Event of Default exists under the Loan Agreement as a result of the transfer by Nexus of its interest in certain real property to Crivello Group, LLC, a Florida limited liability company in violation of the terms of the Loan Agreement (the "Existing Event of Default");

WHEREAS, Borrower has requested that Lender waive the Existing Event of Default;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. **Waiver**. In reliance upon the representations and warranties of Borrowers set forth below and subject to the conditions to effectiveness set forth below, Lender hereby waives the Existing Event of Default. Except as expressly set forth in this Waiver, the foregoing waiver shall not constitute (i) a modification or alteration of the terms, conditions or covenants of the Loan Agreement or any other Loan Document or (ii) a waiver, release or limitation upon the exercise by Lender of any of its rights, legal or equitable, thereunder.

2. **Representations and Warranties.** Borrowers hereby represent and warrant to Lender that (i) the execution, delivery and performance of this Waiver has been duly authorized by all requisite corporate action on the part of Borrowers; (ii) no Default or Event of Default has occurred and is continuing other than the Existing Event of Default; and (iii) the representations and warranties set forth in the Loan Agreement, as amended hereby, and in the other Loan Documents, as amended to date, are true and correct in all material

respects as of the date hereof, with the same effect as though made on the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date).

3. **Conditions Precedent to Effectiveness.** The effectiveness of this Waiver is subject to the condition that no Default or Event of Default shall have occurred and be continuing (other than the Existing Events of Default) or shall be caused by the transactions contemplated by this Waiver.

4. **Miscellaneous.**

    a. **Governing Law.** This Waiver shall be a contract made under and governed by the internal laws of the State of New York.

    b. **Counterparts.** This Waiver may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Waiver. Delivery of an executed counterpart of a signature page of this Waiver by telecopier or by electronic mail of a PDF copy shall be effective as delivery of a manually executed counterpart of this Waiver.

[Signature Pages Follow]

Agreed and Accepted:

GBC FUNDING, LLC

By:______________________________

Title: ______________________________

TITAN GLOBAL HOLDINGS, INC., a Utah corporation

By: ______________________________
Name: Bryan Chance
Title: President

TITAN ELECTRONICS, INC., a Delaware corporation, formerly known as Titan PCB West, Inc.

By: ______________________________
Name: Mike Kadlec
Title: President

OBLIO TELECOM, INC., a Delaware corporation

By: ______________________________
Name:
Title:

TITAN WIRELESS COMMUNICATIONS, INC., a Delaware corporation

By: ______________________________
Name: Kurt Jensen
Title: President

START TALK INC., a Delaware corporation

By: ______________________________
Name: Bryan Chance
Title: President

TITAN GLOBAL HOLDINGS, INC., a Utah corporation

By: ______________________
Name: Bryan Chance
Title: President

TITAN ELECTRONICS, INC., a Delaware corporation, formerly known as Titan PCB West, Inc.

By: ______________________
Name: Mike Kadlec
Title: President

OBLIO TELECOM, INC., a Delaware corporation

By: ______________________
Name: Kurt Jensen
Title: CEO

TITAN WIRELESS COMMUNICATIONS, INC., a Delaware corporation

By: ______________________
Name: Kurt Jensen
Title: President

START TALK INC., a Delaware corporation

By: ______________________
Name: Bryan Chance
Title: President

PLANET DIRECT, INC., a Texas corporation (formerly known as Pinless, Inc.)

By: ______________________________
Name: Kurt Jensen
Title: President

TITAN CARD SERVICES, INC., a Delaware corporation

By: ______________________________
Name: Bryan Chance
Title:

TITAN-NEXUS, INC., a Delaware corporation

By: ______________________________
Name: Bryan Chance
Title: President

TITAN COMMUNICATIONS, INC., a Delaware corporation

By: ______________________________
Name: Kurt Jensen
Title: CEO

TITAN EAST, INC., a Delaware corporation, formerly known as Titan PCB East, Inc.

By: ______________________

Name: Bryan Chance

Title: President

TITAN GLOBAL HOLDINGS, INC., a Utah corporation

By: ______________________________
Name: Bryan Chance
Title: President

TITAN ELECTRONICS, INC., a Delaware corporation, formerly known as Titan PCB West, Inc.

By: ______________________________
Name: Mike Kadlec
Title: President

OBLIO TELECOM, INC., a Delaware corporation

By: ______________________________
Name: Kurt Jensen
Title: CEO

TITAN WIRELESS COMMUNICATIONS, INC., a Delaware corporation

By: ______________________________
Name: Kurt Jensen
Title: President

START TALK INC., a Delaware corporation

By: ______________________________
Name: Bryan Chance
Title: President

PLANET DIRECT, INC., a Texas corporation (formerly known as Pinless, Inc.)

By: ____________________
Name: Kurt Jensen
Title: President

TITAN CARD SERVICES, INC., a Delaware corporation

By: ____________________
Name: Bryan Chance
Title:

TITAN-NEXUS, INC., a Delaware corporation

By: ____________________
Name: Bryan Chance
Title: President

TITAN COMMUNICATIONS, INC., a Delaware corporation

By: ____________________
Name: Kurt Jensen
Title: CEO

EXHIBIT E

I. Documents to be delivered at closing

1. **Titan Modification Agreement**
   - **a.** Opinion from Sichenzia Ross Friedman Ference LLP
   - **b.** Organizational Documents and Secretary's Certificates
2. **Capital Integrity Letter (as set forth on Exhibit F hereto)**
3. **Release (as set forth on Exhibit C hereto)**
4. **Waiver (as set forth on Exhibt D hereto)**
5. **Nexus lockbox and blocked account agreement**

II. Documents to be delivered post-closing

1. **Brands Loan Agreement, and related ancillary loan documents**
2. **Amendment of Titan Loan Agreement, covering Nexus financial covenants and Planet Direct receivables, including promissory note**
3. **Appco lockbox and blocked account agreement (June 30, 2008)**
4. **Appco leasehold mortgages**
5. **Apparel Merger, and related documentation re equity interests**
6. **Amendment of Apparel Loan Agreement, covering Overadvance Amount**
7. **Amendment to Parent Guaranty**

EXHIBIT F

[form Capital Integrity Letter]

[Letterhead of TGH]

June __, 2008

GBC Funding, LLC
152 West 57th Street, 11th Floor
New York, NY 10019
Attn: Santino Sarrica

Re: Excess Working Capital Requirements

Reference is hereby made to that certain Loan and Security Agreement dated as of December 14, 2007, among Titan Apparel, Inc. ("Apparel") and GBC Funding, LLC ("GBC") (as amended, modified and supplemented from time to time, the "Apparel Loan Agreement"). Reference is further made to that certain Titan Modification Agreement dated of even date herewith among Titan Global Holdings, Inc. ("TGH") and certain of its subsidiaries (collectively referred to herein as the "Titan Entities"), GBC and certain other parties thereto (the "Titan Modification Agreement").

As a condition to the extension of certain financial accommodations for the benefit of the Titan Entities, as further described in the Titan Modification Agreement and, in consideration of the mutual agreements, provisions and covenants contained in this letter agreement, the parties hereto agree as follows:

a. Definitions. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Titan Modification Agreement.

b. Working Capital Contributions. Each of the Titan Entities hereby agrees, jointly and severally, to contribute to Apparel from time to time, in the form of equity or subordinated debt, in each case subordinated as provided in paragraph d. below, all amounts necessary to fund the ongoing Excess Working Capital Requirements for Apparel. For purposes hereof, the term "Excess Working Capital Requirements" shall mean all amounts required by Apparel from time to time to operate and grow its business, in a manner consistent with the most recent projections and business plan furnished by Apparel to, and approved by, GBC, in excess of the amounts available to be borrowed by Apparel under the Apparel Loan Agreement. For purposes of calculating Excess Working Capital Requirements, the amounts available to be borrowed by Apparel under the Apparel Loan Agreement shall be deemed to include the amounts borrowed and available to be borrowed by Apparel under the Apparel Loan Agreement in accordance with the advance rates set forth therein, plus an Overadvance Amount (defined in the Apparel Loan Agreement) in an amount not to exceed $2,000,000. Without limiting the provisions of this paragraph b., Excess Working Capital Requirements shall include such amounts as shall be necessary to prevent the Overadvance Amount, as projected by GBC, from exceeding

$2,000,000. All amounts contributed by the Titan Entities pursuant to this paragraph b. are referred to collectively as "Contributions" and individually as a "Contribution".

c. Procedure for Making Contributions. Each of the Contributions shall be made by the Titan Entities to Apparel by paying the same directly to GBC for application to the outstanding balance under the Apparel Loan Agreement. Unless sooner made by the Titan Entities, each of the Contributions shall be made, to GBC by wire transfer, in accordance with GBC's wire instructions as set forth in paragraph c. below, within one (1) business day after a notice by GBC to TGH, which notice shall specify the Contribution to be made by the Titan Entities (including (i) the amount, if any, necessary to reduce the Overadvance Amount to $2,000,000 plus (ii) any additional amount necessary, in GBC's judgment, to satisfy Apparel's Excess Working Capital Requirements.

d. Subordination. Each of the Contributions shall be subordinate, in terms of priority and payment, to all obligations owing to GBC under the Apparel Loan Agreement, and no Contributions may be repaid to the Titan Entities until all obligations under the Apparel Loan Agreement have been indefeasibly paid to GBC and the Apparel Loan Agreement has been terminated. At the request of GBC, the Titan Entities shall execute and deliver to GBC a subordination agreement evidencing the subordination of such repayments, in form and substance satisfactory to GBC. Notwithstanding the foregoing, Apparel may, from time to time, repay Contributions to the Titan Entities provided that, (i) Apparel has excess availability under the Apparel Loan Agreement in an amount at least equal to the amount of the proposed repayment (the "Proposed Repayment") for a period of at least ten (10) consecutive business days prior to the date of the Proposed Repayment, (ii) no Default or Event of Default exists under the Apparel Loan Agreement, and (iii) all trade payables and other obligations of Apparel have been paid currently for a period of at least ten (10) consecutive business days prior to the date of the Proposed Repayment.

e. Notice.

All notices, requests or other communications given to TGH in accordance with the terms of this letter shall be given in writing (including by email or facsimile) at the addresses specified below:

TGH:

____
____
____
Attn: __________________
Email: __________________
Facsimile: _______________

Each notice, request or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this paragraph e. and confirmation of receipt is made by the appropriate party, (ii) if given by email, when such email is transmitted to the email address specified in this paragraph e. and confirmation of receipt is made by the appropriate party, (iii) if given by overnight courier, on the business day after such communication is deposited with the overnight courier for delivery, addressed as aforesaid or (iv) if given by any other means, when delivered at the address specified in this paragraph e.

f. Wire Instructions.

GBC's wire instructions are as follows:

U.S. Bank National Association
St. Paul, MN
Account Number: 173103322058
ABA Number: 091000022
REF: 108996000 GBC Funding, LLC

g. Termination. This letter agreement shall terminate, and the obligation of the Titan Entities to provide any Contributions shall be extinguished, only at such time as all obligations under the Apparel Loan Agreement have been indefeasibly been paid to GBC and the Apparel Loan Agreement has been terminated.

This letter agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one document. Delivery of an executed counterpart of a signature page of this letter agreement by facsimile transmission or electronic portable data format (*i.e.*, pdf) shall be effective as delivery of a manually executed counterpart of this letter agreement.

Except as expressly modified by, or pursuant to, this letter agreement, no other changes or modifications to the Apparel Loan Agreement or the Titan Modification Agreement are intended or implied, and in all other respects the Apparel Loan Agreement and the Titan Modification Agreement are hereby ratified, restated and confirmed by all parties hereto as of the effective date hereof and shall continue in full force and effect as valid and binding agreements of each such person enforceable against such person. To the extent of any conflict between the terms of this letter agreement and the Apparel Loan Agreement or the Titan Modification Agreement, the terms of this letter agreement shall govern and control.

This letter agreement may not be amended, changed, supplemented, waived or otherwise modified except by an instrument in writing signed by all parties hereto. No waiver of any provision of this letter agreement and no consent to any departure by any party therefrom, shall be effective unless the same is in writing and signed by the other party. Any waiver of any provision of this letter agreement shall be effective only in the specific instance and for the specific purpose for which such waiver is given. Neither failure nor delay by any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

This letter agreement shall be governed by the laws of the State of New York.

[Signature Pages Follow]

Please indicate your agreement and acceptance to the foregoing by signing below and returning this letter agreement to us.

Sincerely,

TITAN GLOBAL HOLDINGS, INC., a Utah corporation

By: ____________________________
Name: Bryan Chance
Title: President

TITAN ELECTRONICS, INC., a Delaware corporation (formerly known as Titan PCB West, Inc.)

By: ____________________________
Name: Mike Kadlec
Title: President

OBLIO TELECOM, INC., a Delaware corporation

By: ____________________________
Name:
Title:

TITAN WIRELESS COMMUNICATIONS, INC., a Delaware corporation

By: ____________________________
Name: Kurt Jensen
Title: President

START TALK INC., a Delaware corporation

By: ____________________________
Name: Bryan Chance
Title: President

PLANET DIRECT, INC., a Texas corporation

Please indicate your agreement and acceptance to the foregoing by signing below and returning this letter agreement to us.

Sincerely,

TITAN GLOBAL HOLDINGS, INC., a Utah corporation

By: ______________________________

Name: Bryan Chance

Title: President

TITAN ELECTRONICS, INC., a Delaware corporation (formerly known as Titan PCB West, Inc.)

By: ______________________________

Name: Mike Kadlec

Title: President

OBLIO TELECOM, INC., a Delaware corporation

By: ______________________________

Name: Kurt Jensen

Title: CEO

TITAN WIRELESS COMMUNICATIONS, INC., a Delaware corporation

By: ______________________________

Name: Kurt Jensen

Title: President

START TALK INC., a Delaware corporation

By: ______________________________

Name: Bryan Chance

Title: President

PLANET DIRECT, INC., a Texas corporation

(formerly known as Pinless, Inc.)

By: ______________________________
Name: Kurt Jensen
Title: President

TITAN CARD SERVICES, INC., a Delaware corporation

By: ______________________________
Name: Bryan Chance
Title:

TITAN-NEXUS, INC., a Delaware corporation

By: ______________________________
Name: Bryan Chance
Title: President

TITAN COMMUNICATIONS, INC., a Delaware corporation

By: ______________________________
Name: Kurt Jensen
Title: CEO

TITAN EAST, INC., a Delaware corporation, (formerly known as Titan PCB East, Inc.)

By: ______________________________
Name: Bryan Chance
Title: President

TITAN APPAREL, INC., a Delaware corporation

By: ______________________________
Name: Kurt Jensen
Title: Chairman

Please indicate your agreement and acceptance to the foregoing by signing below and returning this letter agreement to us.

Sincerely,

TITAN GLOBAL HOLDINGS, INC., a Utah corporation

By: ______________________________

Name: Bryan Chance

Title: President

TITAN ELECTRONICS, INC., a Delaware corporation (formerly known as Titan PCB West, Inc.)

By: ______________________________

Name: Mike Kadiec

Title: President

OBLIO TELECOM, INC., a Delaware corporation

By: ______________________________

Name: Kurt Jensen

Title: CEO

TITAN WIRELESS COMMUNICATIONS, INC., a Delaware corporation

By: ______________________________

Name: Kurt Jensen

Title: President

START TALK INC., a Delaware corporation

By: ______________________________

Name: Bryan Chance

Title: President

PLANET DIRECT, INC., a Texas corporation

(formerly known as Pinless, Inc.)

By: ______________________
Name: Kurt Jensen
Title: President

TITAN CARD SERVICES, INC., a Delaware corporation

By: ______________________
Name: Bryan Chance
Title:

TITAN-NEXUS, INC., a Delaware corporation

By: ______________________
Name: Bryan Chance
Title: President

TITAN COMMUNICATIONS, INC., a Delaware corporation

By: ______________________
Name: Kurt Jensen
Title: CEO

TITAN EAST, INC., a Delaware corporation, (formerly known as Titan PCB East, Inc.)

By: ______________________
Name: Bryan Chance
Title: President

TITAN APPAREL, INC., a Delaware corporation

By: ______________________
Name: Kurt Jensen
Title: Chairman

Agreed and Accepted:

GBC FUNDING, LLC

By: ______________________

Title: ______________________